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ASSET-BACKED FINANCING FACILITY
ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE

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COLLECTION PERIOD:            October 1, 2001 - October 31, 2001


SETTLEMENT DATE:                  15-Nov-01

A.      SERIES INFORMATION

        ADVANTA LEASING RECEIVABLES CORP. IV AND
        ADVANTA LEASING RECEIVABLES CORP. V
        EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
        SERIES 1998-1

I.      SERIES INFORMATION INCLUDING PLEDGED PROPERTY CONVEYED

        (a.)      Beginning Aggregate Contract Principal Balance  ("ACPB")                                          $ 42,103,398.40
                                                                                                                    ---------------
        (b.)      Contract Principal Balance of all Collections allocable to
                    Contracts                                                                   $   3,582,514.82
                                                                                                ----------------
        (c.)      Contract Principal Balance of Charged-Off Contracts                           $     299,476.08
                                                                                                ----------------
        (d.)      Total decline in Principal Balance                                                                $  3,881,990.90
                                                                                                                    ---------------

        (e.)      Ending Aggregate Contract Principal Balance of all Contracts
                    as of this Settlement Date                                                                      $ 38,221,407.50
                                                                                                                    ---------------

                  BALANCES ON THIS SETTLEMENT DATE AFTER PAYMENT ON THE RELATED
                  PAYMENT DATE
        (f.)      Class A Principal Balance as of this Settlement Date                                              $ 28,696,396.86
                                                                                                                    ---------------
                  (Class A Note Factor)                                           0.0866437
                                                                                  ---------
        (g1.)     Class A-1 Principal Balance (Note Factor)                       0.0000000                   --
                                                                                  ---------     ----------------
        (g2.)     Class A-2 Principal Balance (Note Factor)                       0.0000000     $             --
                                                                                  ---------     ----------------
        (g3.)     Class A-3 Principal Balance (Note Factor)                       0.0000000     $           0.00
                                                                                  ---------     ----------------
        (g4.)     Class A-4 Principal Balance (Note Factor)                       0.6251938     $  28,696,396.86
                                                                                  ---------     ----------------
        (h.)      Class B Principal Balance as of this Settlement Date                                              $            --
                                                                                                                    ---------------
                  (Class B Note Factor)                                           0.0000000
                                                                                  ---------
        (i.)      Class C Principal Balance as of this Settlement Date                                              $            --
                                                                                                                    ---------------
                  (Class C Note Factor)                                           0.0000000
                                                                                  ---------
        (l.)      Class D Principal Balance as of this Settlement Date                                              $  9,525,010.64
                                                                                                                    ---------------
                  (Class D Note Factor)                                           0.6349878
                                                                                  ---------

II.     COMPLIANCE RATIOS

        (a.)      Aggregate Contract Balance Remaining ("CBR") of all Contracts
                    as of the related Calculation Date                                                              $ 40,589,876.09
                                                                                                                    ---------------
        (b1.)     % of CBR 31 days or more delinquent as of the related
                    Calculation Date                                                                                           7.85%
                                                                                                                    ---------------
        (b2.)     Preceeding Month %:                                                Sep-01                                    7.76%
                                                                                  ---------                         ---------------
        (b3.)     2nd Preceeding Month %:                                            Aug-01                                    6.77%
                                                                                  ---------                         ---------------
        (b4.)     Three month rolling average % of CBR 31 days or more
                    delinquent                                                                                                 7.46%
                                                                                                                    ---------------

        (c.)      Does the three month rolling average % of CBR which are 31
                    days or more delinquent exceed 10.5% ?   Y or N                                                         NO
                                                                                                                    ---------------

                  (Amortization Period Only)
        (d.)      Cumulative Net Loss Percentage as of the related Collection
                  Period                                                                                                       3.05%
                                                                                                                    ---------------

                  Does the Cumulative Net Loss Percentage exceed
        (d1.)     4.0 % from the Beginning Period to and including 12th
                    Collection Period ?  Y or N                                                                            N/A
                                                                                                                    ---------------
        (d2.)     5.5 % from 13th Collection Period to and including 24th
                    Collection Period ? Y or N                                                                             N/A
                                                                                                                    ---------------
        (d3.)     7.0 % from 25th Collection Period and thereafter ? Y or N                                                 NO
                                                                                                                    ---------------
                  (If Yes to e1 or e2 or e3, then a Residual Event occurs)

        (e1.)     Residual Realization for the related Collection Period  > 100%
                    (YES/NO)                                                                                               YES
                                                                                                                    ---------------
        (e2.)     Preceeding Month:                                Sep-01 > 100%  (YES/NO)                                 YES
                                                               ----------                                           ---------------
        (e3.)     2nd Preceeding Month:                            Aug-01 > 100%  (YES/NO)                                 YES
                                                               ----------                                           ---------------
        (e4.)     Three month rolling average Residual Realization Ratio  > 100%  (YES/NO)                                 YES
                                                                                                                    ---------------
                  (If less than 100%, then a Residual Event Occurs)


III.    FLOW OF FUNDS
                  The amount of available funds on deposit in the Series 1998-1
                    Facility Account                                                                                $  5,030,234.42
                                                                                                                    ---------------

             (1)  On the Payment Date which is also the Amortization Date and each Payment Date thereafter

        (a.)      To the Servicer, Unrecoverable Servicer Advances                                                       121,929.34
                                                                                                                    ---------------
        (b.)      To the Servicer, if ABS is not the Servicer, Servicing Fee and
                    Ancillary Servicing Income, if any
                                                                                                                    ---------------

                  To Series 1998-1 Noteholders:
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
        (c.)      To Class A, the total Class A Note Interest and Class A
                    Overdue Interest for the related period                                                         $    162,348.97
                                                                                                                    ---------------
                           Interest on Class A-1 Notes                                          $            --
                                                                                                ----------------
                           Interest on Class A-2 Notes                                          $            --
                                                                                                ----------------
                           Interest on Class A-3 Notes                                          $            --
                                                                                                ----------------
                           Interest on Class A-4 Notes                                          $    162,348.97
                                                                                                ----------------
        (d.)      Interest on Class B Notes for the related period                                                  $            --
                                                                                                                    ---------------
        (e.)      Interest on Class C Notes for the related period                                                  $            --
                                                                                                                    ---------------

        (f.)      To Series 1998-1 Noteholders:
                  To Class A, the total Principal Payment and Class A Overdue
                    Principal, if any                                                                                  3,881,990.90
                                                                                                                    ---------------
                           Principal Payment to Class A-1 Noteholders                                  N/A
                                                                                                ----------------
                           Principal Payment to Class A-2 Noteholders
                                                                                                ----------------
                           Principal Payment to Class A-3 Noteholders                           $            --
                                                                                                ----------------
                           Principal Payment to Class A-4 Noteholders                           $  3,881,990.90
                                                                                                ----------------
                  To Class B for Principal Payment and Overdue Principal, if any                                                 --
                                                                                                                    ---------------
                  To Class C for Principal Payment and Overdue Principal, if any                                                 --
                                                                                                                    ---------------

        (g.)      Overdue Principal (included in the Principal Payments per
                    above, if any):
                  To Class A, total for Overdue Principal                                              N/A
                                                                                                ----------------
                           Overdue Principal to Class A-1                             N/A
                                                                                  ---------
                           Overdue Principal to Class A-2                             N/A
                                                                                  ---------
                           Overdue Principal to Class A-3                             N/A
                                                                                  ---------
                           Overdue Principal to Class A-4                             N/A
                                                                                  ---------
                  To Class B for Overdue Principal                                                     N/A
                                                                                                ----------------
                  To Class C for Overdue Principal                                                     N/A
                                                                                                ----------------

        (h1.)     Until the Reserve Account Funding Date:
                  To the Reserve Account, the amount equal to the Servicing Fee
                    otherwise payable to ABS                                                                               N/A
                                                                                                                    ---------------

        (h2.)     After the Reserve Account Funding Date:
                  To the Servicer, ABS, the Servicing Fee plus Ancillary
                    Servicing Income, if any                                                                              35,086.17
                                                                                                                    ---------------

        (i.)      To the Reserve Account, the amount needed to increase the
                    amount on deposit in the Reserve Account to the Required
                    Reserve Amount for such Payment Date                                                                   N/A
                                                                                                                    ---------------

        (j.)      Upon the occurrence of a Residual Event       the lesser of:
        (j1.)     (A) the Available Funds remaining on deposit in the Facility
                    Account and                                                                         N/A
                                                                                                ----------------
        (j2.)     (B) the aggregate amount of Residual Receipts included in
                    Available Funds                                                                     N/A
                                                                                                ----------------
        (j3.)     To be deposited to the Residual Account                                                                  N/A
                                                                                                                    ---------------

        (k.)      To Class D Noteholders for Principal Payment                                                                   --
                                                                                                                    ---------------

        (l.)      To Class D Noteholders for Overdue Principal, if any                                                     N/A
                                                                                                                    ---------------

             (3)  To ABS, the Servicing Fee previously due, but deposited to the
                    Reserve Account                                                                                 $            --
                                                                                                                    ---------------
             (4)  To the Trustee to Fund the Servicer Conversion Expense Account
                                                                                                                    ---------------

             (5)  To the Series Obligors, as holders of the Residual Interest, any Available Funds remaining on deposit in the Facility
                    Account                                                                                         $    828,879.05
                                                                                                                    ---------------
IV.     SERVICER ADVANCES

        (a.)      Aggregate amount of Servicer Advances at the beginning of the
                    related Collection Period.                                                                         1,219,285.92
                                                                                                                    ---------------
        (b.)      Servicer Advances reimbursed during the related Collection
                    Period                                                                                                64,090.40
                                                                                                                    ---------------
        (c.)      Amount of unreimbursed Servicer Advances to be reimbursed on
                    the Settlement Date                                                                                  121,929.34
                                                                                                                    ---------------
        (d.)      Servicer Advances made during the related Collection Period                                                    --
                                                                                                                    ---------------
        (e.)      Aggregate amount of Servicer Advances at the end of the
                    Collection Period                                                                               $  1,033,266.18
                                                                                                                    ---------------

V.      RESERVE ACCOUNT
        (a.)      Amount on deposit at the beginning of the related Collection
                    Period.                                                                                         $  3,600,000.00
                                                                                                                    ---------------
        (b.)      Amounts used to cover shortfalls, if any,  for the related
                    Collection Period                                                                               $            --
                                                                                                                    ---------------
        (c.)      Amounts transferred from the Facility Account, if applicable                                     $            --
                                                                                                                    ---------------
        (d.)      Interest earned on Reserve Balance                                                                $      7,452.22
                                                                                                                    ---------------
        (e.)      Reserve Account Ending Balance before calculating Required
                    Reserve Amount                                                                                  $  3,607,452.22
                                                                                                                    ---------------
        (f.)      Required Reserve Amount needed as of the related Collection
                    Period                                                                                          $  3,600,000.00
                                                                                                                    ---------------
        (g1.)     If (f) is greater than (e), then amount of shortfall                                                         0.00
                                                                                                                    ---------------
        (g2.)     If (e) is greater than (f), then excess amount to be
                    transferred to the Series Obligors                                                                     7,452.22
                                                                                                                    ---------------
        (h.)      Amounts on deposit as of this Settlement Date (e minus g2).                                       $  3,600,000.00
                                                                                                                    ---------------


VI.     RESIDUAL ACCOUNT
        (a.)      Amount on deposit at the beginning of the related Collection
                    Period.                                                                                                    0.00
                                                                                                                    ---------------
        (b.)      Amounts transferred from the Facility Account                                                                0.00
                                                                                                                    ---------------
        (c.)      Amounts used to cover shortfalls for the related Collection
                    Period                                                                                                     0.00
                                                                                                                    ---------------
        (d.)      Amount on deposit as of this Settlement Date                                                                0.00
                                                                                                                    ---------------
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
VII.    ADDITIONAL PROPERTY FUNDING ACCOUNT
        (a.)      Amount on deposit at the beginning of the related Collection
                    Period                                                                                                     0.00
                                                                                                                    ---------------
        (b.)      Amounts transferred from the Facility Account                                                                0.00
                                                                                                                    ---------------
        (c.)      Amounts transferred to the Series Obligors                                                                   0.00
                                                                                                                    ---------------
        (d.)      Amount on deposit as of this Settlement Date                                                                 0.00
                                                                                                                    ---------------


VIII.   ADVANCE PAYMENTS
        (a.)      Beginning aggregate Advance Payments                                                              $    655,058.54
                                                                                                                    ---------------
        (b.)      Amount of Advance Payments collected during the related
                    Collection Period                                                                               $    505,190.53
                                                                                                                    ---------------
        (c.)      Investment earnings for the related Collection Period                                             $      1,409.22
                                                                                                                    ---------------
        (d.)      Amount of Advance Payments withdrawn for deposit into
                    Facility Account                                                                                $    496,941.39
                                                                                                                    ---------------
        (e.)      Ending aggregate Advance Payments                                                                 $    664,716.90
                                                                                                                    ---------------
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        ADVANTA BUSINESS SERVICES CORP., AS SERVICER

        BY:       /s/ Mark Shapiro

        TITLE:    Assistant Treasurer

        DATE:     12-Nov-01



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